UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789

NOTICE OF SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 12, 2024
To the Stockholders of Integrated Rail and Resources Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting in lieu of the annual meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on February 12, 2024, at 10:00 a.m. Eastern Time, via live webcast at the following address www.virtualshareholdermeeting.com/IRRX2024SM. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated February 2, 2024, and is first being mailed to stockholders of the Company on or about February 2, 2024. You are cordially invited to attend the Special Meeting for the following purposes:
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Proposal No. 1 - The “Extension Amendment Proposal” - to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to a third amendment to the Charter in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from February 15, 2024 to March 15, 2024, by depositing (or causing to be deposited) into the trust account (the “Trust Account”) Fifty Thousand dollars ($50,000) for such one-month extension on or prior to February 15, 2024, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to eight (8) times by an additional one (1) month each time after March 15, 2024 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by DHIP Natural Resources Investments, LLC, a Delaware limited liability company (“Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until November 15, 2024, or a total of up to nine (9) months after February 15, 2024 (such date as extended, the “Deadline Date”) by depositing (or causing to be deposited) into the Trust Account Fifty Thousand dollars ($50,000) (each, an “Extension Payment”) for each additional one-month extension on or prior to each applicable Deadline Date, unless the closing of a business combination shall have occurred prior thereto; and

•
Proposal No. 2 - The “Director Proposal” - a proposal to re-elect one director to the Company’s board of directors, with such director to serve as a Class II director until the third annual meeting of stockholders following this Special Meeting or until his successor is elected and qualified;

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Proposal No. 3 - The “Auditor Proposal” - a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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Proposal No. 4 - The “Adjournment Proposal” - to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to the stockholders for vote.

Only holders of record of shares of Class A common stock and shares of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”), at the close of business on January 31, 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the

Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR PROPOSAL, THE AUDITOR PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Charter originally provided that we had until November 15, 2022 to complete our initial business combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing that our stockholders had approved an extension of the date by which we were required to complete our initial business combination for an additional period of one (1) month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our Charter. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15, 2024 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate our initial business combination. As of the date of this notice, we have extended the time by which to complete a business combination until February 15, 2024.
Our Board believes that the additional Extension is necessary in order to be able to consummate an initial business combination. Our Board currently believes that there is not sufficient time before February 15, 2024 to negotiate and prepare appropriate documentation in connection with an initial business combination, hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of a business combination is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve one or more of the proposals presented to the stockholders for vote, including the Extension Amendment Proposal.
Pursuant to our Charter, we are providing the holders of shares of Class A common stock originally sold as part of the units issued in our IPO (such holders, the “public stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) to hold the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants (the “Trust Account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (as defined in the accompanying Proxy Statement) (and which election we refer to as the “Election”). Public stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Extension Amendment Proposal. Public stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Deadline Date. Notwithstanding the foregoing redemption rights, a public stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the outstanding shares of Class A common stock sold in the IPO. Holders of the Company’s outstanding warrants sold in the IPO, which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Extension Amendment Proposal. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any shares of Class B common stock they hold and any public shares they may have acquired during or after the IPO. Shares of Class B common stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 34.6% of our issued and outstanding shares of common stock (including both the shares of Class A common stock and Class B common stock) and the anchor investors that participated in our IPO own an additional approximately 12.4% of our issued and outstanding shares of common stock (excluding any shares of our Class A common stock sold in our IPO that are held by the anchor investors).
If the Extension Amendment Proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.
If the Extension Amendment Proposal is approved, the Company or the Sponsor (or one or more of the Sponsor’s affiliates, members or third-party designees) (the “Lender”) may deposit into the Trust Account of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial business combination.
We are not asking you to vote on an initial business combination at this time. In the event that we enter into a definitive agreement for an initial business combination, we will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we will not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension and the other proposals. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate an initial business combination or remain listed on the New York Stock Exchange (“NYSE”).
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Deadline Date.
Our Sponsor, and our officers and directors are not entitled to redeem the Class B common stock and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 15, 2024, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account to pay any potential excise taxes that may become due upon a redemption of our Class A common stock, including in connection with a liquidation of the Company in 2024 if we do not effect a business combination prior to the Deadline Date. To the extent there are insufficient funds in our working capital to fund the payment of any potential excise taxes that may become due upon a redemption of public shares in connection with a liquidation of the Company in 2024 if we do not effect a business combination prior to the Deadline Date, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the Trust Account.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
The purpose of the Director Proposal is to re-elect Brian Feldott as a Class II director of the Board, to hold office until the third annual meeting of stockholders following this Special Meeting, or until his successor is elected and qualified. The purpose of the Auditor Proposal is to ratify the selection by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Auditor Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting.
You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Deadline Date.
The Board has unanimously determined that the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Proposal, and “FOR” the Adjournment Proposal.
Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200; banks and brokers can call at (203) 658-9400.
By Order of the Board of Directors
February 2, 2024
/s/ Mark A. Michel
Mark A. Michel Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. With respect to the Director Proposal, abstentions and broker non-votes will have no effect on the outcome of the election of directors, but abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Proposal, and abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789
SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING
TO BE HELD ON FEBRUARY 12, 2024
PROXY STATEMENT
The special meeting in lieu of the annual meeting (the “Special Meeting”) of Integrated Rail and Resources Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held on February 12, 2024, at 10:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/IRRX2024SM, for the sole purpose of considering and voting upon the following proposals:
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Proposal No. 1 - The “Extension Amendment Proposal” - to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”) pursuant to a third amendment to the Charter in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment”) to extend the date (the “Extension”) by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s Class A common stock (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on November 16, 2021 (the “IPO”), from February 15, 2024 to March 15, 2024, by depositing (or causing to be deposited) into the trust account (the “Trust Account”) Fifty Thousand dollars ($50,000) for such one-month extension on or prior to February 15, 2024, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to eight (8) times by an additional one (1) month each time after March 15, 2024 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by DHIP Natural Resources Investments, LLC, a Delaware limited liability company (“Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until November 15, 2024, or a total of up to nine (9) months after February 15, 2024 (such date as extended, the “Deadline Date”) by depositing (or causing to be deposited) into the Trust Account Fifty Thousand dollars ($50,000) (each, an “Extension Payment”) for each additional one-month extension on or prior to each applicable Deadline Date, unless the closing of a business combination shall have occurred prior thereto; and

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Proposal No. 2 — The “Director Proposal” — a proposal to re-elect one director to the Company’s board of directors, with such director to serve as a Class II director until the third annual meeting of stockholders following this Special Meeting or until his successor is elected and qualified;

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Proposal No. 3 — The “Auditor Proposal” — a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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Proposal No. 4 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

The Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal are more fully described herein.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Charter originally provided that we had until November 15, 2022 to complete our initial business combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing that our stockholders had approved an extension of the date by which we were required to complete our initial business combination for an additional period of one (1) month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our Charter. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15, 2024 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate our initial business combination. As of the date of this proxy, we have extended the time by which to complete a business combination until February 15, 2024.
Our Board believes that the additional Extension is necessary in order to be able to consummate an initial business combination. Our Board currently believes that there is not sufficient time before February 15, 2024 to negotiate and prepare appropriate documentation in connection with an initial business combination, hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of an initial business combination is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve one or more of the proposals presented to the stockholders for vote, including the Extension Amendment Proposal.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the record date. The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting is required to approve the Auditor Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting.
In connection with the Extension Amendment Proposal, stockholders may elect to redeem their Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of shares of then outstanding Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election”. An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “public stockholders”) may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Deadline Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event an initial business combination is completed. We are not asking you to vote on an initial business combination at this time. We urge you to vote at the Special Meeting regarding the Extension and the other proposals.
If the Extension Amendment Proposal is approved, the Company will (i) remove from the trust account the Withdrawal Amount, which is equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.
If the Extension Amendment Proposal is approved, the Company or the Sponsor (or one or more of the Sponsor’s affiliates, members or third-party designees) (the “Lender”) may deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company does not complete a business combination by the Deadline Date.
Our Sponsor and our officers and directors are not entitled to redeem the Class B common stock and have agreed to waive their redemption rights with respect to any public shares held by them in connection with a stockholder vote to approve an amendment to our Charter.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $73 million that was in the Trust Account as of January 31, 2024. In such event, we may need to obtain additional funds to consummate an initial business combination and for the Company’s shares of Class A common stock to remain listed on the New York Stock Exchange (“NYSE”), and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by February 15, 2024, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account to pay any potential excise taxes that may become due upon a redemption of our Class A common stock, including in connection with a liquidation of the Company in 2024 if we do not effect a business combination prior to the Deadline Date. To the extent there are insufficient funds in our working capital to fund the payment of any potential excise taxes that may become due upon a redemption of public shares in connection with a liquidation of the Company in 2024 if we do not effect a business combination prior to the Deadline Date, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the Trust Account.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock (the “Class B common stock” and, together with the public shares, the “shares” or “common stock”), our Sponsor, anchor investors that participated in the IPO (the “anchor investors”) or any other holder of our Class B common stock, will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Based upon the amount in the Trust Account as of January 31, 2024, which was approximately $73,196,124, and after excluding interest earned that the Company estimates to be used to pay income and franchise taxes, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.18. The closing price of the public shares on the NYSE on February 1, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.08. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.
Our Board has fixed the close of business on January 31, 2024 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 12,239,246 shares of common stock outstanding, of which 6,489,246 were public shares and 5,750,000 were Class B common stock. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of up to $15,000 plus Morrow’s out-of-pocket expenses. We will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. We also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of public shares for their expenses in forwarding soliciting materials to beneficial owners public shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Deadline Date.
This Proxy Statement is dated February 2, 2024. This proxy statement, including the form of proxy, and our 2022 annual report on Form 10-K are first being mailed to stockholders on or about February 2, 2024.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.
Q:	Why am I receiving this Proxy Statement?
A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed under the laws of the State of Delaware on March 12, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. On November 16, 2021, we consummated our IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consisted of one share of Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $230,000,000. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, such date is currently February 15, 2024). Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Deadline Date in order for us to be able to potentially consummate an initial business combination and to allow our stockholders to evaluate an initial business combination, and is submitting these proposals to our stockholders to vote upon.
Q:	What is being voted on?
A:	You are being asked to vote on the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and, if presented, the Adjournment Proposal. Each proposal is listed below:
•
Proposal No. 1 – The “Extension Amendment Proposal” – to consider and vote upon a proposal to amend the Company’s Charter pursuant to a third amendment to the Charter in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must (1) effectuate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Class A common stock included as part of the units sold in the IPO, from February 15, 2024 to March 15, 2024 by depositing (or causing to be deposited) into the Trust Account Fifty Thousand dollars ($50,000) for such one-month extension on or prior to February 15, 2024, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to eight (8) times by an additional one (1) month each time after March 15, 2024 or later extended Deadline Date, by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Deadline Date, until November 15, 2024, or a total of up to nine (9) months after February 15, 2024 by depositing (or causing to be deposited) into the Trust Account an Extension Payment for each additional one-month extension on or prior to the applicable Deadline Date, unless the closing of a business combination shall have occurred prior thereto; and

•
Proposal No. 2 – The “Director Proposal” - a proposal to re-elect one director to the Company’s board of directors, with such director to serve as a Class II director until the third annual meeting of stockholders following this Special Meeting or until his successor is elected and qualified;

•
Proposal No. 3 – The “Auditor Proposal” - a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•
Proposal No. 4 – The “Adjournment Proposal” – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Q:	What is the purpose of the Extension Amendment Proposal?
A.
The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved an extension of the date by which we were required to complete an initial business combination for an additional period of one (1) month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15, 2024 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate our initial business combination. As of the date of this proxy statement, we have extended the time by which to complete a business combination until February 15, 2024.

Our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Our Board currently believes that there is not sufficient time before February 15, 2024 to negotiate and prepare appropriate documentation in connection with an initial business combination, hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of an initial business combination is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for us to be able to potentially consummate an initial business combination and for our stockholders to evaluate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
We are not asking you to vote on an initial business combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial business combination, among other things, at a separate special meeting. If the Extension is not approved, we will not be able to consummate an initial business combination. We urge you to vote at the Special Meeting regarding the Extension and the other proposals.
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an initial business combination on or before the Deadline Date.
If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 24, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 15, 2024, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Q:	What is the purpose of the Adjournment Proposal?
A.
The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve one or more of the proposals presented to the stockholders for vote, including the Extension Amendment Proposal .

Q:	Why is the Company proposing the Extension Amendment Proposal?
A:
Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before February 15, 2024. As we discuss elsewhere in this proxy statement, we will not be able to complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to complete an initial business combination. Our Board currently believes that there is not sufficient time before February 15, 2024, to negotiate and prepare appropriate documentation in connection with an initial business combination, hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on

Form 8-K with the SEC announcing the proposed business combination. Accordingly, our Board is proposing the Extension Amendment proposal to extend the Company’s corporate existence until the Deadline Date.
Accordingly, in order for our stockholders to be able to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. Our Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from February 15, 2024 to March 15, 2024 by depositing into the Trust Account Fifty Thousand dollars for the one-month extension on or prior to February 15, 2024 (or until November 15, 2024, if our Board approves each of the eight additional 1-month Extensions by depositing into the Trust Account an Extension Payment for each additional one-month extension on or prior to the applicable Deadline Date).
If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating an initial business combination on or before the Deadline Date.
If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
You are not being asked to vote on an initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Deadline Date.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 15, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction. Our Board believes, however, that stockholders should have an opportunity to evaluate an initial business combination, and if approved by our stockholders, the Company should have an opportunity to consummate an initial business combination.
Accordingly, our Board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Deadline Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of an initial business combination, and if approved by our stockholders, consummate an initial business combination. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve a business combination. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the public shares in the event we do not complete a business combination by February 15, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by our Charter.
Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Deadline Date.
If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
We will not proceed with the Extension Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by February 15, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and expenses related to the administration of the trust account and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q:	What amount will public stockholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal approved?
A:
If the Extension Amendment Proposal is approved, the Company will (i) remove from the trust account the Withdrawal Amount, which is equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Q:	When would the Board abandon the Extension?
A:
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	How do the Company insiders intend to vote their shares?
A:
Our Sponsor, officers and directors own 4,234,840 shares of Class B common stock. In relation to the IPO, an aggregate of 1,515,160 Class B common stock were cancelled by our Sponsor and transferred by us to the twelve anchor investors in the IPO. The anchor investors purchased an aggregate of 20,000,000 of the units sold in the IPO. As of the record date, our Sponsor, officers, and directors beneficially own an aggregate of approximately 34.6% of the outstanding common stock and the anchor investors beneficially own an aggregate of an additional approximately 12.4% of the outstanding common stock (excluding any shares of our Class A common stock that are held by the anchor investors).

The shares of Class B common stock carry voting rights in connection with the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal, and we have been informed by our Sponsor, directors, and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.
Our Sponsor, directors, officers, advisors, or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares our Sponsor, directors, officers, advisors, or their affiliates may purchase in such transactions, subject to compliance with applicable law and NYSE rules. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of such public shares or if such purchases are prohibited by Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the Trust Account will be used to purchase public shares or public warrants in such transactions. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.
Although our Sponsor, directors, officers, advisors, and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans, or intentions change, the purpose of any such purchases of shares could be to vote such shares in favor of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal and thereby increase the likelihood of obtaining stockholder approval of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal. Any such purchases of our securities may result in the approval of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of the shares of Class A common stock or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, our Sponsor, officers, directors and/or their affiliates may identify the stockholders with whom our Sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal. To the extent that our Sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such stockholder has already submitted a proxy with respect to the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal but only if such shares have not already been voted at the stockholder meeting related to the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal. Our Sponsor, officers, directors, advisors or their affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant and will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.
Any purchases by our Sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchases are subject to such reporting requirements.

Q:	What vote is required to adopt the Extension Amendment Proposal?
A:
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.
Q:	What vote is required to adopt the Director Proposal?
A:
The approval of the Director Proposal requires approval of a plurality of the votes cast by the stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting and entitled to vote thereon.

Q:	What vote is required to adopt the Auditor Proposal?
A:
The approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting and entitled to vote thereon.

Q:	What vote is required to adopt the Adjournment Proposal?
A:
If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy (including virtually) at the Special Meeting and entitled to vote thereon.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?
A:
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved?
A:
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any shares of Class A common stock submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 15, 2024, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Q:	If the Extension Amendment Proposal is approved, what happens next?
A:	We will continue our efforts to consummate an initial business combination.
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendment to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors, and our officers as a result of their ownership of the Class B common stock.
If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is not approved?
A:
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by February 15, 2024, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Q:	What happens to the Company warrants if the Extension Amendment Proposal is approved?
A:
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Deadline Date. The public warrants will remain outstanding and only become exercisable on the later of 30 days after the completion of an initial business combination at an exercise price of $11.50 per share, provided we have an effective registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”) covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. Notwithstanding the foregoing, if a registration statement covering the common shares issuable upon the exercise of the public warrants is not effective within 90 days from the consummation of an initial business combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the public warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their public warrants on a cashless basis. The public warrants will expire five years from the consummation of a business combination or earlier upon redemption or liquidation.

After the warrants become exercisable, the Company may call the public warrants for redemption (excluding the private placement warrants), in whole and not in part, at a price of $0.01 per warrant:
•	at any time while the public warrants are exercisable;
•	upon not less than 30 days’ prior written notice of redemption to each public warrant holder; and
•
if, and only if, the last reported sale price (the “closing price”) of our Class A common stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

The private placement warrants are identical to the public warrants underlying the units sold in the IPO, except that the private placement warrants and the common shares issuable upon the exercise of the private placement warrants will not be transferable, assignable, or salable until after the completion of an initial business combination, subject to certain limited exceptions. Additionally, the private placement warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private placement warrants are held by someone other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger, or consolidation. In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s Board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Class B common stock held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial business combination on the date of the consummation of such initial business combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
Additionally, in no event will the Company be required to net cash settle the public warrants. If the Company is unable to complete an initial business combination and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the public warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation.
Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?
A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:	May I change my vote after I have mailed my signed proxy card?
A.
Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	What happens if I sell my shares of Class A common stock before the Special Meeting?
A:
The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Class A common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Class A common stock.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?
A:
With respect to the Extension Amendment Proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q:	What is a Quorum requirement?
A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Extension Amendment Proposal, Director Proposal and Auditor Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.
Q:	Who can vote at the Special Meeting?
A:
Only holders of record of our common stock at the close of business on January 31, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 12,239,246 shares of common stock (including 6,489,246 shares of Class A common stock and 5,750,000 shares of Class B common stock) were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:	How many votes do I have at the Special Meeting?
A:
The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Class A common stock or Class B common stock held of record as of the record date. As of the close of business on the record date, there were 6,489,246 shares of Class A common stock outstanding and 5,750,000 shares of Class B common stock outstanding.

Q:	Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A:
The Board and the Company’s executive officers may have interests in the Extension Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Class B common stock and warrants that would become worthless if the Company does not complete an initial business combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?
A:	No. There are no appraisal rights available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal.

Q:	Is the Company subject to the Investment Company Act of 1940?
A:
The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-256381) was declared effective by the U.S. Securities and Exchange commission on November 10, 2021 and the Company completed its IPO on November 16, 2021. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets.

On January 24, 2024, the SEC adopted final rules (the “2024 SPAC Rules”), which rules relate to, among other items, enhanced disclosure requirements in initial business combination transactions involving SPACs and private operating companies; amended financial statement requirements applicable to transactions involving shell companies; enhanced disclosure requirements related to projections, including required disclosure of all material bases of the projections and all material assumptions underlying the projections; increasing the potential liability of certain participants in proposed initial business combination transactions; and the circumstances in which special purpose acquisition companies (“SPACs”) such as the Company could be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the regulations thereunder. The 2024 SPAC Rules will become effective no sooner than 125 days after publication in the Federal Register.
Following the consummation of its IPO, the Company deposited the proceeds of its IPO and a portion of the proceeds of its private placement in connection with the IPO, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and its shares of common stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.
The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. The Company has from time to time assessed, and plans to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. If the Company decides to effect such liquidation, the Company will issue a press release announcing such liquidation. If the Company liquidates the trust assets and hold all funds in the Trust Account in cash only, following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public stockholders would receive upon any redemption or liquidation of the Company.
Q:	What do I need to do now?
A:
You are urged to carefully read and consider the information contained in this proxy statement, including the annex attached hereto, and to consider how the Extension Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q:	How do I vote?
A:	If you were a holder of record of common stock on January 31, 2024, the record date for the Special

Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting, via internet or by telephone or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.
Via Internet or by Telephone: If you hold shares of our common stock directly in your name as a stockholder of record, you may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. In order to vote your shares via the Internet or by telephone, you will need the 16-digit meeting control number that is printed on your proxy card. Votes may be submitted via the Internet or by telephone, 24 hours a day, seven days a week, and must be received by 11:59 p.m., Eastern Time, on February 9, 2024.
If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. You may submit voting instructions via the Internet or by telephone only if Internet or telephone voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.
By Mail: If you hold shares of our common stock directly in your name as a stockholder of record, you may vote your shares via mail by submitting a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid return envelope provided. Broadridge must receive your proxy card by mail by 11:59 p.m., Eastern Time, on February 9, 2024.
If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. In order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.
At the Special Meeting: If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/IRRX2024SM. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You must obtain a written legal proxy from that institution and present it to the Inspector of Elections with your ballot to be able to vote at the Special Meeting online. To request a legal proxy, please contact your broker, bank or other nominee holder of record. You are also invited to attend the Special Meeting in person online.
Please carefully consider the information contained in this proxy statement. Whether or not you plan to attend the Special Meeting online, we encourage you to vote via the Internet, by telephone or by mail so that your shares will be voted in accordance with your wishes even if you later decide not to attend the Special Meeting virtually.
If you attend the Special Meeting and vote online, any votes that you previously submitted - whether via the Internet, by telephone or by mail – will be revoked and superseded by the vote that you cast at the Special Meeting. Your attendance at the Special Meeting alone will not revoke any proxy previously given.
Whether your proxy is submitted via the Internet, by telephone or by mail, if it is properly completed and submitted, and if you do not revoke it prior to or at the Special Meeting, your shares will be voted at the Special Meeting in the manner specified by you, except as otherwise set forth in this proxy statement.
Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?
A:	At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment, and will have no effect on any of the other proposals.
Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?
A:	Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.
Q:	How can I attend the Special Meeting?
A:
You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/IRRX2024SM. As a registered stockholder, you received a proxy card from Broadridge, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 16-digit meeting control number. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 16-digit meeting control number, contact the Company. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

Prior to or at the start of the Special Meeting you will need to re-log in using your 16-digit meeting control number and will also be prompted to enter your 16-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name”, you may attend the Special Meeting. You must obtain the appropriate documents from your broker, bank, or other nominee holder of record, giving you the right to vote the shares at the Special Meeting. For beneficial owners of shares of our common stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name virtually at the Special Meeting. Please note that even if you plan to attend the Special Meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.
Q:	Do I need to attend the Special Meeting in person online to vote my shares?
A:
No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this proxy statement.

Q:	If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?
A:
Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Will how I vote affect my ability to exercise redemption rights?
A:
No. You may exercise your redemption rights whether you vote your public shares for or against the Extension Amendment or do not vote your shares. As a result, the Extension Amendment can be approved by stockholders who will redeem their public shares and no longer remain stockholders, leaving stockholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of NYSE.

Q:	How do I redeem my common stock?
A:	If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Deadline Date.
In order to exercise your redemption rights, you must, (i) (A) hold public shares, or (B) if you hold public shares through units, elect to separate your units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares and (ii) prior to 5:00 p.m. Eastern time on February 8, 2024 (two business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your public shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.
A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
Q:	If I hold warrants, can I exercise redemption rights with respect to my warrants?
A:	No. There are no redemption rights with respect to the warrants.
Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	What is the quorum requirement for the Special Meeting?
A:
A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 6,119,624 shares of common stock would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting may adjourn the Special Meeting to another date.

Q:	Who is paying for this proxy solicitation?
A:
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $15,000, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: IRRX.info@investor.morrowsodali.com
You may also contact the Company at:
Mark A. Michel, Chief Executive Officer
Integrated Rail and Resources Acquisition Corp.
400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789
Tel: (321) 972-1583
Email: mmichel@dhipgroup.com
To obtain timely delivery, the Company’s stockholders and warrant holders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Equiniti Trust Company, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: SPAC team
E-mail: SPACSUPPORT@equiniti.com

FORWARD-LOOKING STATEMENTS
Certain statements included in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:
•	our ability to enter into initial business combination agreement; and
•	Our ability to consummate an initial business combination if we do enter into a business combination agreement;
These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 22, 2023, August 21, 2023, and November 21, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Deadline Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect the Company’s business, including its ability to negotiate and consummate a business combination, investments and results of operations.
The Company is subject to laws, regulations and rules enacted by national, regional and local governments and the NYSE. In particular, the Company is required to comply with certain SEC, NYSE and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on the Company’s business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on the Company’s business, including its ability to consummate a business combination, investments and results of operations.
On January 24, 2024, the SEC adopted the 2024 SPAC Rules relating to, among other items, enhanced disclosure requirements in initial business combination transactions involving SPACs and private operating companies; amended financial statement requirements applicable to transactions involving shell companies; enhanced disclosure requirements related to projections, including required disclosure of all material bases of the projections and all material assumptions underlying the projections; increasing the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2024 SPAC Rules will become effective no sooner than 125 days after publication in the Federal Register. In the event a business combination has not been consummated by the time the 2024 SPAC Rules become effective, such rules may materially adversely affect the Company’s ability to consummate a business combination and may increase the costs and time related thereto.
See also “— To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risk and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S.

government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. Following any such liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risk and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. Following any such liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Stockholder Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

BACKGROUND
We are a blank check company incorporated under the laws of the State of Delaware on March 12, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination.
On November 16, 2021, we consummated our IPO of 23,000,000 units, including the issuance of 3,000,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consisted of one share of Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $230,000,000. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation.
Simultaneously with the closing of our IPO, we consummated the sale of 9,400,000 private placement warrants, at $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $9,400,000.
Transaction costs incurred in connection with our IPO amounted to $4,600,000 in underwriting discounts and incurred offering costs of approximately $591,587. In addition, the Underwriters agreed to defer approximately $8,050,000 in underwriting discounts, which amount will be payable when and if a business combination is consummated. The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, LLC, as warrant agent, and us.
Following the closing of the IPO on November 16, 2021, an amount of $232,300,000 ($10.10 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial business combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “The Special Meeting – Interests of our Sponsor, Directors and Officers”.
On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved an extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15, 2024 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate our initial business combination. As of the date of this proxy statement, we have extended the time by which to complete a business combination until February 15, 2024.
On the record date of the Special Meeting, there were 12,239,246 shares of common stock outstanding, of which 6,489,246 were public shares and 5,750,000 were shares of Class B common stock, and the amount in the Trust Account was approximately $73,196,124. The Class B common stock carry voting rights in connection with the Extension Amendment Proposal, the Director Proposal, Auditor Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 4,234,840 shares of Class B common stock, that it intends to vote in favor of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

The mailing address of the Company’s principal executive office 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789, and its phone number is (321) 972-1583.
Potential Application of Investment Company Act
The Company’s registration statement on Form S-1 in connection with its IPO (File No. 333-256381) was declared effective by the U.S. Securities and Exchange commission on November 10, 2021 and the Company completed its IPO on November 16, 2021. Since the Company is a blank check company, the efforts of its management since the completion of its IPO have been focused on searching for a target business with which to consummate a business combination. As of the date hereof, the Company has not entered into any definitive agreement with any targets.
On January 24, 2024, the SEC adopted the 2024 SPAC Rules, which, among other items, included a rule relating to the circumstances in which special purpose acquisition companies such as the Company could be subject to the Investment Company Act, and the regulations thereunder. The 2024 SPAC Rules will become effective no sooner than 125 days after publication in the Federal Register.
Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and the Private Placement (as defined below) in connection with the IPO (including proceeds of the partial exercise of over-allotment options and the Private Placement in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants would expire worthless and its shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.
The longer that the funds In the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. The Company has from time to time assessed, and plans to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. If the Company decides to effect such liquidation, the Company will issue a press release announcing such liquidation. If the Company liquidates the trust assets and holds all funds in the Trust Account in cash only, following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public shareholders would receive upon any redemption or liquidation of the Company.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of the U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”). Further, this discussion is applicable only to holders who purchased Class A common stock in the IPO.
This discussion does not address all U.S. federal income tax consequences that may be relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
•	persons whose functional currency is not the U.S. dollar.
If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding the tax consequences discussed below.
THIS DISCUSSION IS NOT TAX ADVICE. U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Federal Income Tax Treatment of Non-Electing Stockholders
A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Extension Amendment Proposal.
U.S. Federal Income Tax Treatment of Electing Stockholders
If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution”.
Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of the Company’s stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of the Company’s stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by it. A U.S. holder may be treated as constructively owning, in addition to stock actually owned by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public warrants.
The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a redeeming U.S. holder if the percentage of common stock outstanding voting shares that such U.S. holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such U.S. holder actually or constructively owned immediately before the redemption.

There will be a complete termination of such U.S. holder’s interest if either (i) all of the Class A common stock actually or constructively owned by such U.S. holder is redeemed or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares. The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock.
Gain or Loss on Redemption Treated as a Sale of Class A common stock. If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.
Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A common stock” above. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.

THE SPECIAL MEETING
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about February 2, 2024. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.
Date, Time and Place.
The Special Meeting will be held on February 12, 2024, at 10:00 a.m., Eastern time, conducted via live webcast at the following address www.virtualshareholdermeeting.com/IRRX2024SM. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Purpose of the Special Meeting.
At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:
•	Proposal No. 1 – The “Extension Amendment Proposal” – a proposal to approve the adoption of the Extension Amendment and the Extension; and
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Proposal No. 2 – The “Director Proposal” – a proposal to re-elect one director to the Company’s board of directors, with such director to serve as a Class II director until the third annual meeting of stockholders following this Special Meeting or until his successor is elected and qualified;

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Proposal No. 3 – The “Auditor Proposal” – a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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Proposal No. 4 – The “Adjournment Proposal” – a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Record Date and Voting
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A common stock or Class B common stock at the close of business on January 31, 2024, which is the record date for the Special Meeting. You are entitled to one vote for each share of Class A common stock or Class B common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 6,489,246 shares of Class A common stock outstanding and 5,750,000 shares of Class B common stock outstanding, of which 4,234,840 shares of Class B common stock are held by our Sponsor, officers and directors, and the anchor investors.
Our Sponsors, officers and directors intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal, the Director Proposal, and the Auditor Proposal. The Company’s issued and outstanding warrants do not have voting rights at the Special Meeting.
Voting Your Shares
Each share of Class A common stock or Class B common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of common stock that you own.

If you are a holder of record, there are two ways to vote your shares of common stock at the Special Meeting:
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You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the applicable annual meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of common stock will be voted as recommended by the Board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Proposal, and “FOR” the Adjournment Proposal.

•	You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive.
However, if your shares of common stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of common stock.
Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of common stock, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.
Quorum and Vote Required for the Proposals
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
The approval of the Director Proposal requires a plurality of the votes cast by the stockholders present (in person online or by proxy) at the Special Meeting for the re-election of the Class II director, and the affirmative vote of at least a majority of the votes cast by the stockholders present (in person online or by proxy) at the Special Meeting is required to approve the Auditor Proposal. With respect to the Director Proposal, abstentions and broker non-votes will have no effect on the outcome of the election of the director, but abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Proposal.
The approval of the Adjournment Proposal requires the affirmative vote (in person online or by proxy) of the holders of a majority of the shares of common stock entitled to vote and actually cast thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on these proposals.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 15, 2024 in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
In addition, our Sponsor, directors, officers, advisors, or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to or following the Special Meeting. None of our Sponsor, directors, officers, advisors, or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If our Sponsor, directors, officers, advisors, or their affiliates engage in such transactions and disclose material nonpublic information to such sellers, they would expect to enter into non-disclosure agreements with such sellers that prohibits the further dissemination of any disclosed material nonpublic information. Although none of the Sponsor, directors, officers, advisors, or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.
Although our Sponsor, directors, officers, advisors and their affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions, if those current commitments, plans or intentions change, and such transactions are effected, the consequence could be to cause the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.
As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.
Abstentions and Broker Non-Votes
Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote”.
Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:
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you may send another signed proxy card with a later date, to Mark A. Michel, the Company’s Chief Executive Officer at 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789 before the Special Meeting that you have revoked your proxy;

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you may send a notice of revocation to Mark A. Michel, the Company’s Chief Executive Officer at 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789 before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.
Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, or the Adjournment Proposal.
Solicitation of Proxies
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $15,000, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Stock Ownership
As of the record date, our Sponsor, officers, and directors beneficially own an aggregate of approximately 34.6% of the outstanding shares of common stock. Our Sponsor, officers and directors intend to vote all of their shares of Class B common stock and any public shares acquired by them in favor of the Extension Amendment Proposal, the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.
As of the record date, the anchor investors beneficially own an aggregate of 1,515,160 shares of Class B common stock, which represents approximately 12.4% of the outstanding shares of common stock (excluding any shares of Class A common stock sold in our IPO that are held by the anchor investors).
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:
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the beneficial ownership of (i) the Sponsor and certain of the Company’s directors and officers of an aggregate of 4,234,840 shares of Class B common stock and 9,400,000 private placement warrants and (ii) the anchor investors of an aggregate of 1,515,160 shares of Class B common stock, which shares and warrants would become worthless if the Company does not complete an initial business combination by February 15, 2024, which is 27 months from the closing of our IPO, or by the Deadline Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor, officers and directors and anchor investors have waived any redemption right with respect to these shares. The Sponsor paid an aggregate of $25,000 for its Class B common stock, and $9,400,000 for its private placement warrants, and such shares and warrants have an aggregate market value of approximately $63,710,000 and $940,000, respectively, based on the closing price of Class A common stock of approximately $11.08 on the NYSE on January 31,

2024, the record date for the Special Meeting, and of the closing price of Warrants of approximately $0.10 on the NYSE on January 23, 2024, which was the last date the Warrants traded prior to January 31, 2024, the record date for the Special Meeting. Sponsor is the record holder of the shares reported herein. DHIP NRI Management Partners, LLC is a member of the Sponsor and does not exercise voting or dispositive power with respect to the shares of common stock held of record by Sponsor;
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the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the Special Meeting to vote on an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination;

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the fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Amendment Proposal;

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the fact that, commencing on November 16, 2021, we have agreed to pay our Sponsor a total of $10,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved, we may continue to pay Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay;

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the fact that our Sponsor, officers, and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations; and

•	the fact that our Sponsor, officers, and directors will lose their entire investment in us if our initial business combination is not completed.
The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.
Our Charter provides that we have until February 15, 2024 to complete our initial business combination under their respective terms. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 15, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares.
The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Therefore, we believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Deadline Date in order to allow our stockholders the opportunity to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination.
After careful consideration of all relevant factors, our Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.
Principal Executive Offices
Our principal executive offices are located at 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789. Our telephone number at such address is (321) 972-1583.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL
Overview
We are proposing to amend our Charter to extend the date by which we have to consummate a business combination to the Deadline Date.
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.
On February 8, 2023, we held a special meeting of our stockholders, and on February 10, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved an extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from February 15, 2023 to March 15, 2023, and to allow us to further extend such period on a monthly basis up through August 15, 2023 pursuant to the terms of our amended and restated certificate of incorporation, dated as of November 11, 2021. On August 8, 2023, we held an annual meeting of our stockholders, and on August 11, 2023, we filed a Current Report on Form 8-K with the SEC announcing that our stockholders had approved a further extension of the date by which we are required to complete our initial business combination for an additional period of one (1) month from August 15, 2023 to September 15, 2023, and to allow us to further extend such period on a monthly basis up through February 15, 2024 pursuant to the terms of our Charter. The purpose of these extensions was to extend the time for us to consummate our initial business combination. As of the date of this proxy statement, we have extended the time by which to complete a business combination until February 15, 2024.
Our Board believes that the additional Extension is necessary in order to be able to consummate an initial business combination. Our Board currently believes that there is not sufficient time before February 15, 2024 to negotiate and prepare appropriate documentation in connection with an initial business combination, hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with an initial business combination and consummate the closing of an initial business combination. Completion of an initial business combination is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. Accordingly, our Board believes that in order for our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, we need to obtain the Extension. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by February 15, 2024, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. Currently, we have until February 15, 2024 to complete our initial business combination. The proposed amendment to the Charter provides that we will have until November 15, 2024 (if we utilize each 1-month Extension and deposit (or cause to be deposited) into the Trust Account Fifty Thousand dollars

($50,000) for the one-month extension on or prior to February 15, 2024 and deposit (or cause to be deposited) into the Trust Account for each Extension thereafter an Extension Payment for each additional one-month extension on or prior to the applicable Deadline Date) to consummate our initial business combination.
If the Extension Amendment Proposal is approved, the Company or the Lender may a deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
If the Extension Amendment Proposal is approved, the Company will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have from time to time assessed, and plan to continue to assess, the relevant risks and it is possible that to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Special Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities. See “Potential Application of Investment Company Act.”

A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $73 million that was in the Trust Account as of January 31, 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is approved, the Company or the Lender may deposit into the Trust Account the amount of $50,000 on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved, in the event that the Company has not consummated a Business Combination by March 15, 2024, without approval of the Company’s public stockholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Extension Date, extend the Extension Date up to eight times, by one additional month each time (for a total of up to nine additional months to complete a business combination), provided that the Company or the Lender will deposit $50,000 into the Trust Account for each such monthly extension, for an aggregate deposit of up to $450,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a business combination, it will be obligated to repay the amounts loaned under the promissory notes. If the Company does not complete a business combination by the applicable Final Extension Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.
If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Deadline Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.
Redemption Rights
If the Extension Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination or if the Company has not consummated our initial business combination by the Deadline Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on February 8, 2024 (two business days before the Special Meeting), both:
•
submit a request in writing that the Company redeem your public shares for cash to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), the Company’s transfer agent, at the following address:

Equiniti Trust Company, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: SPAC team
E-mail: SPACSUPPORT@equiniti.com
and
•
deliver your public shares either physically or electronically through DTC to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

If the Extension Amendment Proposal is approved, the Company will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Deadline Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Deadline Date if the Extension Amendment Proposal is approved and the Extension is implemented.
While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account to pay any potential excise taxes that may become due upon a redemption of our Class A common stock, including in connection with a liquidation of the Company in 2024 if we do not effect a business combination prior to the Deadline Date. To the extent there are insufficient funds in our working capital to fund the payment of any potential excise taxes that may become due upon a redemption of public shares in connection with a liquidation of the Company in 2024 if we do not effect a business combination prior to the Deadline Date, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the Trust Account.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.
Each redemption of public shares by the public stockholders will decrease the amount in the Trust Account. In no event, however, will the Company redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon completion of the initial business combination.
Prior to exercising redemption rights, stockholders should verify the market price of their public shares as they may receive higher proceeds from the sale of their public shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the public shares when you wish to sell your shares.
If you exercise your redemption rights, your public shares will cease to be outstanding immediately prior to the Extension and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.
If the Extension Amendment Proposal is not approved and the Company does not consummate our initial business combination by February 15, 2024, the Company will be required to dissolve and liquidate and the warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public share from the units.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against these proposals.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

THE DIRECTOR PROPOSAL
At the Special Meeting, stockholders are being asked to re-elect one director as director of Class II to the Board. The Board has nominated Brian Feldott for re-appointment to Class II of the Board, to hold office until the third annual meeting of stockholders following this Special Meeting, or until his successor is elected and qualified.
Prior to our IPO, the Board was divided into three classes: Class I, Class II and Class III. The term of the initial Class I directors expired at the first annual meeting of the stockholders of the Company following the effectiveness of the Charter, the term of the initial Class II director expires at the second annual meeting of the stockholders of the Company following the effectiveness of the Charter, and the term of the initial Class III directors expires at the third annual meeting of the stockholders of the Company following the effectiveness of the Charter. Directors whose terms expire at an annual meeting may also be re-elected if nominated by the Board. The initial Class I directors were re-elected to the Board at the Company’s 2023 annual meeting of stockholders.
Unless you indicate otherwise, the shares of common stock represented by executed proxies in the form enclosed will be voted to re-elect Mr. Feldott to Class II of the Board unless such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve as a director for Class II of the Board.
For a biography of Mr. Feldott, please see the section entitled “Management.”
Required Vote
Approval of the re-election of the director in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting. This means that the nominee who receives the highest number of “FOR” votes will be elected as director, even if such nominee does not receive a majority of the votes cast. You may vote for or withhold your vote for all, or any, of the nominees. Withhold votes and broker non-votes will have no effect on the outcome of the election of the director in the Director Proposal.
All of our directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of re-election of the director in the Director Proposal.
Recommendation of the Board
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE RE-ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

THE AUDITOR PROPOSAL
We are asking our stockholders to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.
Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2022.
Representatives of Marcum LLP have been invited to but are not expected to be present at the Special Meeting.
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from March 12, 2021 (inception) through December 31, 2021 totaled $114,151, $80,656 for the fiscal year ending December 31, 2022, and $97,850 for the fiscal year ending December 31, 2023. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the period from March 12, 2021 (inception) through December 31, 2021 or for the fiscal years ending December 31, 2022 and December 31, 2023.
Tax Fees. We did not pay Marcum for tax planning and tax advice for the period from March 12, 2021 (inception) through December 31, 2021 or for the fiscal years ending December 31, 2022 and December 31, 2023.
All Other Fees. We did not pay Marcum for other services for the period from March 12, 2021 (inception) through December 31, 2021 or for the fiscal years ending December 31, 2022 and December 31, 2023.
Pre-Approval Policy
Our audit committee was formed in connection with the effectiveness of our registration statement for our initial public offering on November 11, 2021. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Required Vote
Approval of the Auditor Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Proposal.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Proposal.
Recommendation
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION BY OUR AUDIT COMMITTEE OF MARCUM LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals, including the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond February 15, 2024.
If the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.
Vote Required for Approval
Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.
The Adjournment Proposal will be approved and adopted if the holders of a majority of the shares of common stock represented (in person online or by proxy) and voted thereon at the Special Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.
Recommendation of the Board
THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MANAGEMENT
The following table sets forth information about our directors and executive officers as of January 31, 2024.
Name	Age	Position
Mark A. Michel	50	Chief Executive Officer and Chairman
Timothy J. Fisher	44	Chief Financial Officer and Director
Brian M. Feldott	49	Director
Ronald C. Copley	58	Director
Jason C. Reeves	53	Director
Below is a summary of the business experience of each our executive officers and directors:
Officers and Directors
Mark A. Michel has served as our Chief Executive Officer and Chairman since November 2022. He also served as our President, Chief Operating Officer from March 2021 until November 2022, and Vice Chairman from November 2021 until November 2022. Mr. Michel serves as a member of the advisory board of CommonGood Capital, LLC, a broker dealer placement agency, and is a Managing Partner at the DHIP Group where he leads the infrastructure line of business. He directs equity investments in high-quality infrastructure assets in the energy, transport and water/wastewater asset classes by custom tailoring financing solutions across a breadth of capital needs. Prior to joining DHIP Group in 2017, he was a Managing Director and Head of Project and Structured Finance at Drexel Hamilton from 2016 to 2019, a full-service institutional investment banking and financial advisory firm. Prior to his time at Drexel Hamilton, he raised capital and worked to structure transactions at Corporate Capital Trust, a $6 billion Business Development Company (BDC) owned and operated by KKR & CNL. Prior to his career in financial services, he served in the White House and was the Navy’s Representative to the National Security Council in the White House Situation Room and was a member of the National Security Council staff. Prior to his White House service, he was a career naval officer achieving the rank of Commander and served in the United States Navy for more than 20 years focusing his service within Naval Special Warfare (SEALs) and the Special Operations and Intelligence Communities and held senior-level positions throughout the Intelligence Community and National Security establishment. He earned a bachelor’s degree in political science from Auburn University and an MBA in finance from the University of Miami Herbert School of Business. He is also the Vice-Chairman of our Board of Directors.
Timothy J. Fisher has served as our Vice Chairman, President and Chief Financial Officer since November 2022. He also served as our Senior Vice President and Chief Acquisition Officer from March 2021 until November 2022, and Director from November 2021 until November 2022. Mr. Fisher serves as a member of the advisory board of CommonGood Capital, LLC, a broker dealer placement agency, and is a Managing Partner at the DHIP Group, where he is responsible for originating and directing equity investments in a variety of infrastructure assets for the independent fund and alongside operating or co-investment partners. He also works to optimize the capital structure of portfolio companies and to develop new business for portfolio companies. Prior to forming DHIP, he was Managing Partner and Head of Investment Banking at Drexel Hamilton where he worked from 2015 to 2020, a full-service institutional investment banking and financial advisory firm. He worked with a variety of private companies to provide capital solutions and assisted them with structuring and raising equity and debt financing from institutional investors for a variety of purposes including M&A, working capital, capital expenditures, and refinancing. He moved to the buy side as an assistant MLP portfolio manager at Parker Global Strategies in 2013, with his fund posting well above benchmark returns annually. In July 2014, he left to help a family office invest a proprietary pool of capital, raise outside capital and develop new business for lower middle market private companies in the oil and gas, transportation, and specialty finance sectors. He was a U.S. Army Artillery Officer, serving three tours in Iraq where he earned two Bronze Stars and an Army Commendation Medal with V-Device. He is a graduate of the U.S. Military Academy (West Point) and earned an MBA from the New York University Stern School of Business. Mr. Fisher is also a member of our Board of Directors.
Independent Directors
Brian M. Feldott has served as a director since November 2021. Mr. Feldott is the Chairman of the Audit Committee. Mr. Feldott is currently the Chief Financial Officer at Rise Oil and Gas and has been in that role since January 2023. He is a subject matter expert in corporate finance, treasury operations and accounting. He has excelled at building relationships with investor and bank groups as well as developing cross functional corporate teams to achieve success and maximize value while minimizing risk. He gained his experience over two decades in corporate finance, treasury, tax and public accounting within large international public companies, including as the Chief Financial Officer at East Shore Investments from 2019 to 2023, and Newfield Exploration Company and Newpark Resources Inc. from 2010 to 2019. As treasurer at Newfield from 2017 to 2019, he was responsible for tax, corporate finance, treasury, and risk management. He was responsible for negotiating and raising $2 billion in unsecured capital and he led a tax saving initiative resulting in nearly $50 million of benefits for Newfield. As the finance integration team leader during the Encana merger, he led the integration for all finance functions from Newfield and played a significant role in the successful transition of finance functions and related operations. Before joining Newfield, Brian served as the Treasurer and Director of Investor Relations for Newpark, an international oil field services company. While at Newpark from 2010 to 2017, he enhanced the global treasury function by centralizing the operations and enhancing the capital structure, this included the issuance of convertible bonds and multiple credit facilities. In addition, his investor relations work resulted in the company gaining Tier-1 analyst coverage for the first time in company history. Prior to that, he served as Senior Director of Tax and Treasury for ExpressJet Airlines. While at ExpressJet, he helped lead the successful spin-off of the company from Continental Airlines and developed the company’s accounting, treasury and tax departments as well as the financing of a fleet of 274 aircraft. Brian is a Certified Public Accountant in the state of Texas. He earned a bachelor’s degree in economics from the University of Texas, an MBA in finance from the University of Houston and a master’s of legal studies in oil, gas and energy law from the University of Oklahoma.
Ronald C. Copley has served as a director since November 2022. Mr. Copley served as an intelligence professional in various roles within the Department of Defense and intelligence community throughout his 34-year Navy career. From June 2021 to August 2022, Mr. Copley served as Director, National Maritime Intelligence Integration Office for the Director of National Intelligence and Commander, Office of Naval Intelligence for the U.S. Navy. Prior to this role, he served as the Deputy Director of Operations at the National Security Agency from May 2019 to June 2021, as Director of Intelligence for U.S. Forces in Afghanistan from April 2018 to April 2019, and as Director of Intelligence for U.S. Strategic Command from July 2016 to April 2018. Mr. Copley earned a bachelor’s degree in mechanical engineering from U.S. Naval Academy in 1988 and his master’s degree in national security from U.S. Naval War College in 2002.
Jason C. Reeves has served as a director since November 2022. Mr. Reeves has over 25 years of experience in the fields of management, commercial negotiations, logistics, operations, supply chain and business development. Mr. Reeves is a Senior Executive with a track record of leading successful business units across the energy spectrum, and is currently the President of Colville Holdings, Inc., an Alaskan fuel delivery and field services distribution firm. Mr. Reeves has led several high performing teams, which has resulted in becoming an industry leader in the midstream space. Prior to joining the Company, Jason held senior positions at Getka from January 2021 to December 2021, Tallgrass Energy from May 2015 to August 2020, Crestwood Midstream from January 2010 to January 2015, and other midstream companies. Mr. Reeves holds a bachelor’s of science degree in business management from The Citadel. He served in the U.S. Army with 101st Airborne immediately after graduation and is on the board of several local charities.
Our directors and officers play a key role in identifying, evaluating, and selecting target businesses, and structuring, negotiating and consummating our initial acquisition transaction. Except as described below and under “Conflicts of Interest” in our Annual Report on Form 10-K, none of these individuals is currently a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan. We believe that the skills and experience of these individuals, their collective access to acquisition opportunities and ideas, their contacts, and their transaction expertise should enable them to identify successfully and effect an acquisition transaction, although we cannot assure our stockholders that they will, in fact, be able to do so.
Board of Directors Leadership Structure
Mark A. Michel serves as our Chief Executive Officer and Chairman of the Board.
The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board and leading the Board in anticipating and responding to changes in our business.

Our Board has not established a policy on whether the same person should serve as both the Chief Executive Officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Michel has been closely involved in developing the Company’s business strategy and has extensive management experience, including having served as Chairman of the Board since the Company’s inception. The Board believes that these qualities uniquely qualify Mr. Michel to lead and facilitate informed board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also serving as the Chief Executive Officer, Mr. Michel is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.
The Board has not appointed a lead independent director at this time. Currently, the Board consists of five members, three of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time.
Risk Oversight
The Board is actively involved in the oversight of risks — including strategic, credit, liquidity, operational and other risks — which could affect our business. The Board does not have a standing risk management committee and administers this oversight function directly through the board of directors as a whole and through its committees, which oversee risks relevant to their respective functions. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. The Board and each committee administers its respective risk oversight function by evaluating management’s monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in Board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal Board and committee meetings but also periodically through other written and oral communications.
Board and Committee Meetings; and Annual Meeting Attendance
In 2023, the Board held 4 board meetings and acted by unanimous written consent on various matters on 11 occasions. In addition, the Audit Committee held 4 meetings in 2023, and the Compensation Committee acted by unanimous written consent on certain matters on 1 occasion. During the year ended December 31, 2023, each of the Board members attended, in person or by electronic means, 100% of the meetings of the Board and the committees on which he served.
We encourage our Board members to attend our annual meetings, but we do not have a formal policy requiring attendance. All of our Board members attended the annual meeting for the year ended December 31, 2023.
Board Committees
The Board has a standing audit, nominating and compensation committee. The independent directors oversee director nominations. Each audit committee, nominating committee and compensation committee has a charter, which were filed with the SEC as exhibits to the Registration Statement on Form S-1 on May 21, 2021 and are available on our website at http://irr-x.com/.
Audit Committee
We have established an audit committee of the board of directors. Mr. Feldott, Mr. Copley, and Mr. Reeves serve as members of our audit committee, and Mr. Feldott chairs the audit committee. Under the applicable NYSE and SEC rules, we will be required to have at least three members of the audit committee, all of whom must be independent. Currently, we utilize a phase-in exemption under the NYSE rules and expect that our audit committee will satisfy the standards promulgated by the NYSE by November 12, 2022. Each of Mr. Feldott, Mr. Copley, and Mr. Reeves meets the independent director standard under the NYSE rules and under Rule 10-A-3(b)(1) of the Exchange Act.
Each member of the audit committee is financially literate and our board of directors has determined that Mr. Feldott qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•
reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our audit committee charter is available on our website at http://irr-x.com/ and is available to review by accessing our public filings at the SEC’s web site at www.sec.gov.”
Compensation Committee
We have established a compensation committee of the board of directors. Mr. Copley, Mr. Reeves, and Mr. Feldott serve as members of our compensation committee. Under the applicable NYSE and SEC rules, we are required to have at least two members of the compensation committee, each of whom must be independent. Mr. Copley, Mr. Reeves, and Mr. Feldott are independent and Mr. Feldott chairs the compensation committee.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;
•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
•	if required, producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
Notwithstanding the foregoing, as indicated above, other than the payment to our Sponsor of $10,000 per month, for each month of the Combination Period, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC. A copy of our compensation committee charter is available on our website at http://irr-x.com/ and is available to review by accessing our public filings at the SEC’s web site at www.sec.gov.
Nominating and Corporate Governance Committee
We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance are Mr. Copley, Mr. Reeves, and Mr. Feldott. Mr. Feldott is the chair of the nominating and corporate governance committee.
We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;
•	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and
•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.
The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms. A copy of our nominating and corporate governance committee charter is available on our website at http://irr-x.com/ and is available to review by accessing our public filings at the SEC’s web site at www.sec.gov.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for election.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. We have incorporated by reference our Code of Ethics as an exhibit to our registration statement for our initial public offering. Our stockholders are able to review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. A copy of our Code of Ethics is also available on our website at http://irr-x.com/. In addition, a copy of the Code of Ethics can be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None.
Report of the Audit Committee*
The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by the Audit Committee:

Brian Feldott
Ronald C. Copley
Jason C. Reeves
*
The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Executive Officers and Director Compensation
None of our officers has received any cash compensation for services rendered to us. On April 5, 2021, the Sponsor transferred an interest in the Sponsor that corresponded with 25,000 shares of Class B common stock to each of Nathan Asplund, Rollin Bredenberg, Brian Feldott, and Edmund Underwood, Jr., who were independent director nominees at such time, and were subsequently elected to the Board. On March 1, 2022, Mr. Asplund resigned from our board of directors and tendered the return of his interest in the Sponsor (that corresponded to 25,000 shares of Class B common stock) on March 7, 2022. On March 7, 2022, the Sponsor transferred an interest in the Sponsor that corresponded with 25,000 shares of Class B common stock to Troy O. Welch, in connection with his election to our board of directors. On November 15, 2022, Mr. Bredenberg, Mr. Welch, and Mr. Underwood resigned from our board of directors and each tendered the return of their interest in the Sponsor (that corresponded with 25,000 shares of Class B common stock) on November 21, 2022. On December 22, 2022, and December 24, 2022, the Sponsor transferred an interest in the Sponsor that corresponded with 25,000 shares of Class B common stock to Ronald C. Copley and Jason C. Reeves, respectively, in connection with their respective elections to our Board. Notwithstanding the foregoing, the Sponsor retains all voting and disposition rights in the shares of Class B common stock held by the Sponsor.
Commencing on June 16, 2021, we agreed to pay our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. During 2022, our Sponsor waived 2 months, or $20,000, of administrative fees, and in 2023 our Sponsor waived 7 months, or $70,000, of administrative fees. No compensation of any kind, including any finder’s fee, reimbursement or consulting fee, will be paid by us to our Sponsor, officers and directors, or any affiliates of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.
Summary Compensation Table - Executive Officers
The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers by or on behalf of the Company for the fiscal years ended December 31, 2023 and December 31, 2022. No compensation was awarded to, earned by, or paid to our current executive officers by or on behalf of the Company for the fiscal years ended December 31, 2023 and December 31, 2022.
Name and Principal Position	Year	Stock awards ($)	All Other Compensation ($)	Total
Mark A. Michel, Chief Executive Officer and Chairman	2023	$0	$0	$0
	2022	$0	$0	$0(1)
Timothy J. Fisher, Chief Financial Officer and Director	2023	$0	$0	$0
	2022	$0	$0	$0(2)
(1)	Mr. Michel received no compensation by or on behalf of the Company for the fiscal years ended December 31, 2023 and December 31, 2022.
(2)	Mr. Fisher received no compensation by or on behalf of the Company for the fiscal years ended December 31, 2023 and December 31, 2022.

Summary Compensation Table-Directors
The table below summarizes all compensation of our directors for our last completed fiscal year.
Name	Stock awards ($)	Total
Ronald C. Copley	$0	$0(1)
Brian M. Feldott	$0	$0(2)
Jason C. Reeves	$0	$0(3)
(1)
In December 2022, Mr. Copley received from the Sponsor a grant consisting of an interest in the Sponsor that corresponds with 25,000 shares of Class B common stock for his services as a director of the Company. This interest in the Sponsor had no value at the grant date.

(2)
In April 2021, Mr. Feldott received from the Sponsor a grant consisting of an interest in the Sponsor that corresponds with 25,000 shares of Class B common stock for his services as a director of the Company. This interest in the Sponsor had no value at the grant date.

(3)
In December 2022, Mr. Reeves received from the Sponsor a grant consisting of an interest in the Sponsor that corresponds with 25,000 shares of Class B common stock for his services as a director of the Company. This interest in the Sponsor had no value at the grant date.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the common stock as of January 31, 2024, the record date of the Special Meeting, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the common stock, by:
•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s directors, and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
As of the record date, there were a total of 12,239,246 shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
DHIP Natural Resources Investments, LLC(1)(3)	—	—	4,234,840	73.6%	34.6%
Mark A. Michel(1)(3)(4)	—	—	—	—	—
Timothy J. Fisher(1)(3)(4)	—	—	—	—	—
Ronald C. Copley(1)	—	—	(5)	—	—
Jason C. Reeves(1)	—	—	(5)	—	—
Brian M. Feldott(1)	—	—	(5)	—	—
All directors and executive officers as a group (5 individuals)	—	—	(5)	*	*
Holders of 5% or more of our shares of common stock
Highbridge Capital Management, LLC(6)	1,930,951	29.8%	(9)	(9)	15.8%
Polar Asset Management Partners Inc.(7)	1,880,000	29.0%	(9)	(9)	15.4%
D. E. Shaw Valence Portfolios, L.L.C.(8)	1,880,000	29.0%	(9)	(9)	15.4%
*	Less than 1%
(1)
Unless otherwise noted, the business address of each of the identified entities or individuals is c/o Integrated Rail and Resources Acquisition Corp., 400 W. Morse Boulevard, Suite 220 Winter Park, FL 32789.

(2)
Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)
DHIP Natural Resources Investments, LLC, our Sponsor, is the record holder of such shares. In accordance with the Second Amended and Restated LLC Agreement, dated as of August 22, 2022, of the Sponsor, DHIP NRI Management Partners, LLC, a member of the Sponsor, does not exercise voting or dispositive power with respect to the securities of the Issuer held by the Sponsor and is not considered a beneficial owner of such securities. The members of DHIP NRI Management Partners LLC, composed of members Mark Michel, Henry N. Didier, Jr. and Timothy Fisher, each share decision-making power with respect to the actions of the entity. None of the members of DHIP NRI Management Partners LLC exercise voting or dispositive power with respect to the shares held by our Sponsor alone or are deemed to have beneficial ownership of such shares.

(4)
Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)
Individual received a grant consisting of an interest in 25,000 founder shares from the Sponsor for his services as a director, which shares are beneficially owned by the Sponsor. As a group, such individuals received grants for interests in an aggregate amount of 75,000 founder shares.

(6)
Based solely on the Schedule 13G/A filed by the security holder with the Securities and Exchange Commission on February 9, 2022. Highbridge Capital Management, LLC is the investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to the shares of Class A common stock of the Company directly held by the Highbridge Funds. The principal business address of each such security holder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)
Based solely on the Schedule 13G filed by the security holder with the Securities and Exchange Commission on February 9, 2022. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Class A common stock of the Company directly held by PMSMF. The principal business address of each such security holder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(8)
Based solely on the Schedule 13G filed by the security holder with the Securities and Exchange Commission on November 26, 2021. Mr. David E. Shaw does not own any of the shares of Class A common stock directly. By virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the shares of Class A common stock and, therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. However, Mr. Shaw disclaims beneficial ownership of such 1,880,000 shares. The principal business address of the security holder is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(9)
The identified entities received shares of Class B common stock in the IPO as disclosed elsewhere in our Annual Report on Form 10-K. However, such ownership represents less than 5% of the class of Class B common stock and so is not disclosed here.

Our initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of our initial business combination, without interest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
In March 2021, our Sponsor paid us $25,000, or approximately $0.003 per share, in exchange for 7,906,250 founder shares. In September 2021, our Sponsor forfeited 2,156,250 founder shares, resulting in our Sponsor holding 5,750,000 founder shares, for which it paid approximately $0.004 per share on a post-forfeiture basis. The $25,000 proceeds were used to cover certain offering and formation costs. Interests in an aggregate of 100,000 of such shares were subsequently granted to certain of our directors and an aggregate of 1,515,160 of such shares were cancelled by our Sponsor and reissued by us to our anchor investors in the IPO. Our Sponsor purchased an aggregate of 9,400,000 warrants at a price of $1.00 per warrant ($9,400,000 in the aggregate) each exercisable to purchase one share of our Class A common stock at a price of $11.50 per share, in a private placement that closed simultaneously with the closing of the IPO on November 16, 2021. These warrants are referenced herein as the private placement warrants. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.
We initially had 12 months from the closing of our IPO on November 16, 2021 to consummate an initial business combination. As explained above, the time period to consummate an initial business combination was subsequently extended to February 15, 2024, in accordance with our amended and restated certificate of incorporation, including stockholder approved amendments to our amended and restated certificate of incorporation. Furthermore, as described above, we are now asking the stockholders to approve the Extension Amendment Proposal to extend the time period to consummate an initial business combination from February 15, 2024 to March 15, 2024 by depositing (or causing to be deposited) into the Trust Account Fifty Thousand dollars ($50,000) on or prior to February 15, 2024 for the one-month extension from February 15, 2024 to March 15, 2024, and to allow the Company, without another stockholder vote, to further extend such date to consummate a business combination on a monthly basis up to eight (8) times by an additional one (1) month each time after March 15, 2024 or later extended deadline date, by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable deadline date, until November 15, 2024, or a total of up to nine (9) months after February 15, 2024 by depositing (or causing to be deposited) into the Trust Account an Extension Payment for each additional one-month extension on or prior to the applicable Deadline Date, unless the closing of a business combination shall have occurred prior thereto. In the event that we elect to extend the time to complete a business combination and the Company or the Lender deposit the applicable amount of money into the trust, the Lender would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. The Lender is not obligated to fund the trust account to extend the time for us to complete our initial business combination. If we are unable to consummate our initial business combination within the applicable time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors that may take priority over the claims of our public stockholders. If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.
Commencing on June 16, 2021 we agreed to pay our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. During 2022, our Sponsor waived 2 months, or $20,000, and in 2023 our Sponsor waived 7 months, or $70,000, of administrative fees.
Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliates of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
On June 16, 2021 our Sponsor agreed to loan us up to $1,800,000 to be used for a portion of the expenses of the initial public offering. As of June 30, 2021, we borrowed $25,000 in funds (of up to $1,800,000 available to us) under the promissory note with our Sponsor to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2021 or the closing of the IPO. The loan was repaid upon the closing of the IPO out of the estimated $1,800,000 of offering proceeds that has been allocated to the payment of offering expenses (other than underwriting commissions). The value of our Sponsor’s interest in this transaction corresponded to the principal amount outstanding under any such loan.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or any affiliates of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds on a non-interest bearing basis as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Our Sponsor has currently loaned us approximately $4,941,159. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. We do not expect to seek loans from parties other than our Sponsor or any affiliates of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We have entered into a registration and stockholder rights agreement with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares, and, upon consummation of our initial business combination, to nominate three individuals for election to our board of directors, as long as the Sponsor holds any securities covered by the registration and stockholder rights agreement.
On November 16, 2021, simultaneously with the consummation of the IPO, we sold to our Sponsor an aggregate of 9,400,000 warrants at a price of $1.00 per warrant ($9,400,000 in the aggregate), each exercisable to purchase one share of our Class A common stock at a price of $11.50 per share. These warrants are referenced herein as the private placement warrants. The Private Warrants are identical to the Warrants sold in the IPO except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, or its permitted transferees. Additionally, our Sponsor agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Private Placement Warrants Subscription Statement) until the date we complete our initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.
In order to meet our working capital needs following the consummation of our IPO, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would be repaid upon consummation of our initial business combination, without interest.

The holders of our insider shares issued and outstanding on the date of this proxy statement, as well as the holders of the Private Placement Warrants (and all underlying securities) are entitled to registration rights pursuant to the registration rights agreement, dated November 11, 2021. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private warrants can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee are reviewed and approved by our Board of Directors, with any interested director abstaining from such review and approval.
No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our initial stockholders, officers or directors who owned our shares of common stock, or to any of their respective affiliates, prior to or with respect to the business combination (regardless of the type of transaction that it is).
All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
Related Party Policy
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. Copies of our Code of Ethics and our audit and compensation committee charters are available on our website at http://irr-x.com/.
In addition, our audit committee, pursuant to a written charter that we have adopted, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A form of the audit committee charter was filed as Exhibit 99.1 to the registration statement filed with the SEC on May 21, 2021 and a copy is available on our website at http://irr-x.com/. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or from another independent entity that commonly renders valuation opinions that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers or directors, or any affiliates of our Sponsor or officers, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our Sponsor, officers or directors, or our or their affiliates, none of which will be made from the amounts held in the trust account prior to the completion of our initial business combination:
•	Repayment of up to an aggregate of $1,800,000 in loans made to us by our Sponsor to cover organizational expenses;
•
Payment to our Sponsor of $10,000 per month for each month of the Combination Period (certain of such monthly payments having been waived by the Sponsor, as described elsewhere in this proxy statement), for office space, utilities and secretarial and administrative support;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and
•
Repayment of non-interest bearing loans which may be made by our Sponsor or any affiliates of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, as discussed elsewhere in this proxy statement. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender.

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.
Director Independence
The NYSE rules require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Mr. Feldott, Mr. Copley, and Mr. Reeves are “independent directors” as defined in the NYSE rules and applicable SEC rules, which means that we have a board of directors with a majority of its members being independent. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.
FUTURE STOCKHOLDER PROPOSALS
Stockholder Communications
Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.
Transfer Agent; Warrant Agent and Registrar
The registrar and transfer agent for the shares of common stock and the warrant agent for warrants is Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC). The Company has agreed to indemnify Equiniti Trust Company, LLC in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (321) 972-1583 and 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
Mark A. Michel, Chief Executive Officer
Integrated Rail and Resources Acquisition Corp.
400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789
Tel: (321) 972-1583
Email: mmichel@dhipgroup.com
You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: IRRX.info@investor.morrowsodali.com
All information contained in this proxy statement relating to the Company has been supplied by the Company.
The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: IRRX.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Integrated Rail and Resources Acquisition Corp., 400 W. Morse Boulevard, Suite 220, Winter Park, FL 32789.
If you are a stockholder of the Company and would like to request documents, please do so by February 5, 2024 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED
THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.
February [•], 2024
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Integrated Rail and Resources Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 12, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on November 11, 2021, a Certificate of Amendment was filed in the office of the Secretary of State of the State of Delaware on February 9, 2023, and a Second Certificate of Amendment was filed in the office of the Secretary of State of the State of Delaware on August 8, 2023 (as so amended, the “Amended and Restated Certificate of Incorporation”).

2.	This third amendment to the Amended and Restated Certificate of Incorporation (this “Third Amendment”) amends the Amended and Restated Certificate of Incorporation.
3.
This Third Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended by deleting the following words:
“by August 15, 2023, which date the Company may extend to complete the initial Business Combination with six (1) one-month extensions (each an “Extension Date”) to February 15, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business), by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Extension Date or a total of up to six (6) months after August 15, 2023 (such date as extended, the “Deadline Date”)”
and replacing them with the words:
“by March 15, 2024 by depositing (or causing to be deposited) into the Trust Account the amount of $50,000 on or prior to February 15, 2024, which date the Company may extend to complete the initial Business Combination with eight (8) additional one-month extensions (each an “Extension Date”) to November 15, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, on the next date upon which the Office of the Delaware Division of Corporations shall be open for business), by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the applicable Extension Date or a total of up to nine (9) months after February 15, 2024 (such date as extended, the “Deadline Date”), provided that the Company will deposit (or cause to be deposited) $50,000 into the Trust Account for each such monthly extension on or prior to the applicable Deadline Date,”
A-1

IN WITNESS WHEREOF, Integrated Rail and Resources Acquisition Corp. has caused this Third Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this    day of   , 2024.
INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

By:
	Name:	Mark A. Michel
	Title:	Chief Executive Officer and Chairman
A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IRRX2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 9, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V28986-S82610 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

The board of directors of Integrated Rail and Resources Acquisition Corp. recommends you vote "FOR" all of the following items:

NOTE: The proxies are authorized to vote in their discretion upon such other business properly brought before the Special Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of an Annual Meeting

The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.

V28987-S82610

Integrated Rail and Resources Acquisition Corp.
Special Meeting in Lieu of an Annual Meeting of Stockholders ("Special Meeting")
February 12, 2024 at 10:00 a.m. Eastern Time
This proxy is solicited by the Integrated Rail and Resources Acquisition Corp. Board of Directors

The undersigned hereby appoints Mark Michel and Tim Fisher, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and/or Class B common stock of Integrated Rail and Resources Acquisition Corp. that the undersigned is entitled to vote at the Special Meeting in Lieu of an Annual Meeting of Stockholders ("Special Meeting") of Integrated Rail and Resources Acquisition Corp. to be held on February 12, 2024 at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof. Due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our stockholders, we have decided to hold our Special Meeting via remote communication. You will be able to participate in the Special Meeting online, vote shares electronically and submit your questions prior to and during the Meeting by visiting: www.virtualshareholdermeeting.com/IRRX2024SM. There is no physical location for the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors of Integrated Rail and Resources Acquisition Corp.

Continued and to be signed on reverse side